Filed pursuant to Rule 497(e)

Registration No. 333-193915

BMO LLOYD GEORGE FRONTIER MARKETS EQUITY FUND

Supplement dated July 29, 2014 to the Prospectus dated December 18, 2013.

Fund and Investment Sub-Adviser Name Changes

In connection with the investment sub-adviser name change described below, the BMO Lloyd George Frontier Markets Equity Fund (the “Fund”) has changed its name to BMO LGM Frontier Markets Equity Fund, effective immediately. Therefore, all references in the Prospectus to the name of the Fund are deleted and replaced with references to the BMO LGM Frontier Markets Equity Fund.

Lloyd George Management (Europe) Limited (“LGM(E)”), the Fund’s investment sub-adviser, has changed its name to LGM Investments Limited (“LGM”). Therefore, all references in the Prospectus to the name of the investment sub-adviser are deleted and replaced with references to LGM Investments Limited.

In addition, the parent company to LGM has changed its name to LGM (Bermuda) Limited.

Change to Investment Sub-Adviser Address

LGM has changed its address. Therefore, the last sentence of the first paragraph under “Additional Fund Information – Sub-Adviser’s Background” in the Prospectus is replaced with the following:

LGM’s address is 95 Wigmore Street, London, United Kingdom W1U 1HH.

Changes to Frontier Markets Countries

The Fund invests at least 80% of its assets in equity securities of foreign companies which are, at the time of purchase, located in frontier markets or whose primary business activities or principal trading markets are in frontier markets. LGM is making certain adjustments to the frontier markets countries listed in the Prospectus in response to changes in the underlying indices. Accordingly, the chart of countries in the Prospectus under the heading “Fund Summary – Principal Investment Strategies” is replaced with the following:

	Europe	Middle East	Africa	Asia	Americas

MSCI Frontier Markets Index	Bulgaria Croatia Estonia Kazakhstan Lithuania Romania Serbia Slovenia Ukraine	Bahrain Jordan Kuwait Lebanon Oman	Kenya Mauritius Morocco Nigeria Tunisia	Bangladesh Pakistan Sri Lanka Vietnam	Argentina

MSCI Emerging Markets Index			Egypt	Philippines	Colombia Peru

Other Countries	Bosnia Georgia Latvia Slovakia Turkmenistan	Iraq Saudi Arabia	Algeria Angola Botswana Democratic Republic of the Congo Ethiopia Ivory Coast Ghana Libya Malawi Mozambique Namibia Rwanda Senegal South Sudan Tanzania Togo Zambia Zimbabwe	Cambodia Laos Mongolia Myanmar	Bolivia Costa Rica Ecuador Guatemala Jamaica Nicaragua Panama Trinidad & Tobago Uruguay Venezuela

Changes to the Portfolio Management Team

The information in the Prospectus under the heading “Fund Summary – Management of the Fund – Portfolio Manager” is replaced with the following to reflect the addition of Dafydd Lewis as co-portfolio manager:

Portfolio Managers. Thomas Vester and Dafydd Lewis are co-portfolio managers for the Fund. Mr. Vester, Chief Investment Officer and Senior Portfolio Manager at LGM, joined LGM Investments (together with LGM and its subsidiaries, LGMI) in 2011 and has managed the Fund since its inception in December 2013. Mr. Lewis, a Portfolio Manager at LGM, joined LGMI in 2011 and has co-managed the Fund since July 2014.

The information in the Prospectus under the heading “Additional Fund Information – Portfolio Managers” is replaced with the following:

Portfolio Managers. Thomas Vester and Dafydd Lewis co-manage the Fund. Mr. Vester, Chief Investment Officer and Senior Portfolio Manager at LGM, joined LGM Investments (together with LGM and its subsidiaries, LGMI) in 2011 and has managed the Fund since its inception in December 2013. Previously, Mr. Vester was a portfolio manager with BankInvest in Copenhagen from 2005 to 2011. Mr. Lewis, a Portfolio Manager at LGM, joined LGMI in 2011 and has co-managed the Fund since July 2014. Mr. Lewis previously was a member of HSBC’s emerging market equity strategy team from 2005 to 2008, and served as an investment analyst with GAM’s emerging market team focusing on global frontier markets from 2008 to 2011.

The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

The Fund’s investment objective, principal investment strategies, and risks remain the same.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus for future reference.